                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                Amendment No. 2

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [ ]   Preliminary proxy statement.                       [ ]   Confidential, for use of the Commissioner
 [ ]   Definitive proxy statement.                              only (as permitted by Rule 14a-6(e)(2).
 [X]   Definitive additional materials.
 [ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.


                           THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

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
       [X]   No fee required.

       [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
                (1) Title of each class of securities to which transaction applies:  N/A
                (2) Aggregate number of securities to which transaction applies:  N/A
                (3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11
                    (Set forth the amount on which the filing fee is calculated and state how it was determined):  N/A
                (4) Proposed maximum aggregate value of transaction:  N/A
                (5) Total fee paid:  $0

       [ ]   Fee paid previously with preliminary materials.

       [ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                (1) Amount Previously Paid:  N/A
                (2) Form, Schedule or Registration Statement No.:  N/A
                (3) Filing Party:  N/A
                (4) Date Filed:  N/A
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                          THE TRAVELERS SERIES TRUST
                           NWQ Large Cap Portfolio
                    Meeting of Shareholders April 20, 2001


We have enclosed your proxy materials relating to the Meeting of Shareholders of the NWQ Large Cap Portfolio of the Travelers Series Trust, scheduled for Friday, April 20, 2001.

The meeting day has been incorrectly given as Monday, April 20, 2001. While the meeting date is correct, the day of the week is not. THE MEETING IS BEING HELD ON FRIDAY, APRIL 20, 2001.

The reference to the meeting day in the notice of the proxy statement is hereby amended to reflect this correction.

We apologize for any confusion this may have caused you.